Your fellow shareholders are counting on you --

vote now

Last August the MFS(R) funds began mailings for the 2001 shareholder proxy. This meant asking more than 4.5 million account holders to vote on several issues of importance to the funds. All the proposals have been passed by more than 100 MFS funds except for three funds that still need to approve the adoption of an amended and restated Declaration of Trust.

We need your vote
An amended Declaration of Trust will modernize fund operations and allow the Trustees to react more quickly to competitive and regulatory changes.
Additionally,   since  each  of  these  funds  is  a  series  of  a  trust,  the implementation for other funds that have already approved the proposal depends on these three remaining funds.

Although over 60% of the fund's shares have been voted in favor of this proposal, we need a 67% favorable vote for the proposal to pass. This is why we continue to send letters and make phone calls asking for your vote.

These additional solicitations are a fund expense. Continued solicitations will cost you and your fellow shareholders more money.

The voting deadline is Tuesday, February 19, 2002. Please vote now. There are 3 quick and easy ways to vote.

1.        By phone
          Call toll-free 1-888-832-5695. Representatives are available to answer questions and take your vote Monday through Friday from 9 a.m. to 11 p.m. Eastern time and Saturday from noon to 6 p.m. Eastern time.

2.        By Internet
          Go to www.proxyvote.com anytime, and enter the control number on your proxy card.

3.        By touch-tone phone
          Call toll free 1-800-690-6903 anytime and follow the instructions. Be sure to have your proxy card available when you call.

You can also mail your completed proxy card in the enclosed postage-paid return envelope, but we would prefer that you use one of the quicker voting methods if possible.

Answers to some common questions about the proxy are on the back. If you have any other questions, we will be happy to answer them, Please call 1-888-832-5695, Monday through Friday from 9 a.m. to 11 p.m. and Saturday from noon to 6 p.m. Eastern time.


[GRAPHIC OMITTED]


(C)2002 MFS Investment Management(R). MFS(R)investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116.

What do I need to vote on?
All issues on the proxy have been approved except "To authorize the Trustees to adopt an amended and restated Declaration of Trust". The Declaration of Trust is the document that describes how a fund conducts business and how it is governed. This proposal would modernize and streamline the Declaration of Trust.

Why do you continue to ask me to vote?
Although over 60% of the fund's shares have been voted in favor of this proposal, we need 67% for the proposal to pass.

Why is this proposal so important?
An amended Declaration of Trust will modernize fund operations and allow the Trustees to react more quickly to competitive and regulatory changes.
Additionally,   since  each  of  these  funds  is  a  series  of  a  trust,  the implementation for other funds that have already approved the proposal depends on these three remaining funds.

What happens if there aren't enough votes on February 19?
The shareholder meeting for your fund will again be adjourned and shareholders who have not voted will again be asked to vote. These follow-up solicitations are a costly fund expense.

That's why your vote is so important and why we urge you vote your proxy now.

Questions?
Call 1-888-832-5695, Monday through Friday from 9 a.m. to 11 p.m. and Saturday from noon to 6 p.m. Eastern time.

                                  SCHEDULE 14A
PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [ X ]
Filed by a party other than the Registrant
Check the appropriate box:  [   ] Preliminary Proxy Statement
                            [   ] Confidential for Use of the Commission Only
                                   (as permitted by Rule 14a-6(e)(2))
                            [   ] Definitive Proxy Statement
                            [ X ] Definitive Additional Materials
                            [   ] Soliciting Material Pursuant to Rule 14a-11(c)
                                   or Rule 14a-12

MFS(R)Series Trust IV (File Nos. 2-54607 and 811-2594) on behalf of MFS(R)Mid Cap Growth Fund; MFS(R)Series Trust V (File Nos. 2-38613 and 811-2031) on behalf of MFS(R)Research Fund; and MFS(R)Series Trust VII (File Nos. 2-68918 and 811-3090) on behalf of MFS(R)Capital Opportunities Fund;
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

--------------------------------------------------------------------------------
       (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):
       [ X ]  No fee required

       [   ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
              and 0-11.

       (1)    Title of each class of securities to which transaction applies:
--------------------------------------------------------------------------------
       (2)    Aggregate number of securities to which transaction applies:
--------------------------------------------------------------------------------
       (3)    Per unit price or other underlying value of transaction
              computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
--------------------------------------------------------------------------------
       (4)    Proposed maximum aggregate value of transaction:
-------------------------------------------------------------------------------
       (5)    Total Fee Paid:
--------------------------------------------------------------------------------
       [   ]  Fee paid previously with preliminary materials.
--------------------------------------------------------------------------------
       [   ]  Check box if any part of the fee is offset as provided by
              Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       (1)    Amount previously paid:
--------------------------------------------------------------------------------
       (2)    Form, Schedule or Registration Statement No.:
--------------------------------------------------------------------------------
       (3)    Filing Party:
--------------------------------------------------------------------------------
       (4)    Date Filed:
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]


                            MFS INVESTMENT MANAGEMENT
              500 BOYLSTON STREET, BOSTON, MASSACHUSETTS 02116-3741
                                 (617) 954-5000










                                        January 23, 2002

VIA EDGAR
Securities and Exchange Commission
Division of Investment Management
Judiciary Plaza
450 Fifth Street, N.W.
Washington, DC  20549

     Re: MFS(R)Series Trust IV (File Nos. 2-54607 and 811-2594) on behalf of MFS(R)Mid Cap Growth Fund; MFS(R)Series Trust V (File Nos. 2-38613 and 811-2031) on behalf of MFS(R)Research Fund; and MFS(R)Series Trust VII (File Nos. 2-68918 and 811-3090) on behalf of MFS(R)Capital Opportunities Fund (each a "Fund")

Ladies and Gentlemen:

     On behalf of each Trust, enclosed herewith pursuant to rule 20a-1 under the Investment Company Act of 1940, as amended, Rule 14a-6(b) under the Securities Exchange Act of 1934, as amended (the "1934 Act"), and Rule 101 of Regulation ST is a definitive copy of additional solicitation materials mailed to shareholders with respect to each Fund's Special Meetings of Shareholders adjourned until February 19, 2002.

     If you have any questions, please do not hesitate to call the undersigned at (617) 954-5047.

                                        Sincerely,



                                        JAMES F. DESMARAIS
                                        James F. DesMarais
                                        Assistant General Counsel

JFD/bjn
Enclosures